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                                                                    Exhibit 10.5

                     DARWIN PROFESSIONAL UNDERWRITERS, INC.
                              RESTRICTED STOCK PLAN
                    (AS AMENDED, EFFECTIVE NOVEMBER 11, 2005)

          By action of the Board of Directors of Darwin Professional Underwriters, Inc., the Darwin Professional Underwriters, Inc. Restricted Stock Plan (the "Plan") has been amended and restated in its entirety to read as set forth below, such amendment and restatement to be effective as of November 11, 2005 and to be applicable both to all awards made under the Plan.

          1. Purposes. The purposes of the Darwin Professional Underwriters, Inc. Restricted Stock Plan are to advance the interests of Darwin Professional Underwriters, Inc. (the "Company") and its stockholders by providing a means to attract, retain, and motivate newly hired employees of the Company upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

          2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

          "Award" means an award of Restricted Shares granted to a Participant under the Plan.

          "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

          "Committee" means the Compensation Committee of the Board or, if no such committee exists, the entire Board.

          "Company" means Darwin Professional Underwriters, Inc. or any successor corporation.

          "Participant" means an employee of the Company who has been granted an Award under the Plan.

          "Plan" means this Darwin Professional Underwriters, Inc. Restricted Stock Plan.

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          "Restricted Shares" means an Award of Shares under Section 5(b) that may be subject to certain transfer restrictions and to a risk of forfeiture, as set forth herein and in any Participant's Award Agreement.

          "Shares" means common stock, $0.10 par value per share, of the Company.

          3. Administration.

          (a) Authority of the Committee. The Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case in good faith and subject to and consistent with the provisions of the Plan:

               (i) to determine the number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any purchase price, and any bases for adjusting such purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

               (ii) to determine whether, to what extent, and under what circumstances an Award may be cancelled, forfeited, exchanged, or surrendered;

               (iii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

               (iv) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

               (v) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

               (vi) to accelerate the vesting of all or any portion of any Award; and

               (vii) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

          (b) Manner of Exercise of Committee Authority. The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons,


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including the Company, Participants, any person claiming any rights under the
Plan from or through any Participants, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and such other functions as the Committee may determine, to the extent permitted under applicable law. Notwithstanding any provision of this Plan to the contrary, the Committee may grant Awards which are subject to the approval of the Board; provided that an Award shall be subject to Board approval only if the Committee expressly so states.

          (c) Limitation of Liability. Each member of the Committee shall be entitled to rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

          4. Shares Subject to the Plan.

          (a) Subject to adjustment as provided in Section 4(c) hereof, the total number of Shares reserved for issuance under the Plan shall be 100,000. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan, exceeds the number of Shares reserved under the preceding sentence. If any Awards are forfeited, cancelled, terminated, exchanged or surrendered, including in connection with satisfying tax withholding requirements, or such Award terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination, cancellation, exchange or surrender, again be available for Awards under the Plan.

          (b) Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase.

          (c) In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind


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of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities, or other consideration (including cash) issued or issuable in respect of outstanding Awards, and (iii) the purchase price relating to any Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

          5. Specific Terms of Awards.

          (a) General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award, at the date of grant or thereafter (subject to Section 7(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture in the event of termination of employment by the Participant.

          (b) Restricted Shares. The Committee is authorized to grant Restricted Shares to Participants on the following terms and conditions:

               (i) Issuance and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions, if any, may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, a Participant granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon. The Committee must certify in writing prior to the lapse of restrictions conditioned on the achievement of performance criteria that such performance criteria were in fact satisfied.

               (ii) Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of employment prior to specific vesting dates, Restricted Shares and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes.

               (iii) Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the


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     terms, conditions, and restrictions applicable to such Restricted Shares, and, if the Committee so determines, the Company shall retain physical possession of the certificate representing such Restricted Shares (whether or not vested).

               (iv) Dividends. Cash dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to the date no later than 2 1/2 months after the date the restrictions and risk of forfeiture of the Restricted Shares with respect to which such cash dividends has been distributed shall lapse, in cash or in unrestricted Shares having a fair market value (as determined by the Committee) equal to the amount of such dividends, all as determined by the Committee. Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

          6. Certain Provisions Applicable to Awards.

          (a) Terms of Awards. The term of each Award granted to a Participant shall be for such period as may be determined by the Committee.

          (b) Nontransferability. Except as set forth below, Awards shall not be transferable by a Participant except to the Company and by will or the laws of descent and distribution. Notwithstanding the foregoing, if the Committee expressly so provides in the applicable Award agreement (at the time of grant or at any time thereafter), an Award granted hereunder may be transferred by a Participant to members of his or her "immediate family" or to a trust or other entity established for the exclusive benefit of solely one or more members of the Participant's "immediate family," and any such transfer by a Participant must be for no consideration. Any Award held by the transferee will continue to be subject to the same terms and conditions that were applicable to the Award immediately prior to the transfer, except that the Award will be transferable by the transferee only by will or the laws of descent and distribution. For purposes hereof, "immediate family" means the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and relationships arising because of legal adoption. A Participant's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Participant's creditors.

          7. General Provisions.

          (a) Compliance with Legal and Trading Requirements. The Plan, the granting of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of any stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may


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require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal or state law.

          (b) No Right to Continued Employment. Neither the Plan nor any action taken thereunder shall be construed as giving any employee the right to be retained in the employ or service of the Company, nor shall it interfere in any way with the right of the Company to terminate any employee's employment at any time.

          (c) Taxes. The Company is authorized to withhold, from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

          (d) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of either shareholders of the Company or Participants; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may impair the rights or, in any other manner, adversely affect the rights of such Participant under any Award theretofore granted to him or her.

          (e) No Rights to Awards; No Shareholder Rights. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award.

          (f) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver Shares, Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

          (g) Not Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits


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under any benefit plan or other arrangement of the Company for the benefit of its employees unless the Company shall determine otherwise.

          (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. In the case of Awards to Participants, the Committee shall determine whether cash or other property shall be issued or paid in lieu of such fractional Shares, or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

          (i) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of State of Delaware without giving effect to principles of conflict of laws.

          (j) Effective Date; Plan Termination. The Plan became effective on July 14, 2003. The Plan shall terminate as to future awards on July 14, 2013.

          (k) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.


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